                                                                   EXHIBIT 99.15

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                           FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

         PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :                   FIXED $     2/28 $      3/27 $      5/25 $    OTHER  MH STRATIFICATION:

              BELOW 70    N/A     19,685,095   5,952,187   1,722,391   N/A   Total Balance                              N/A
           70.01 TO 75            13,919,087   3,813,449   1,759,503         % Pool Balance
           75.01 TO 80           184,359,127  35,146,676  11,104,526         Ave. FICO
           80.01 TO 85            27,797,966   5,371,252   4,795,748         Ave. LTV
           85.01 TO 90            42,775,871  13,820,869   6,001,542         % Full Docs
           90.01 TO 95            12,772,852   4,638,907   2,174,108
          95.01 TO 100            36,638,219  10,279,511   1,662,945         SILENT SECONDS STRATIFICATION:
           100.01 PLUS                0            0           0             Total Balance                      127,872,270
                                                                             % Pool Balance                           28.66%
FICO                                                                         Ave. FICO                                  649
             BELOW 549            32,765,347   6,259,718    543,543          Ave. LTV                                 79.80%
            550 TO 574            22,300,069   2,551,654    704,902          % Full Docs                              39.34%
            575 TO 599            38,983,136   8,458,612   3,463,459
            600 TO 624            55,405,370  11,454,962   3,972,931         SECOND LIEN STRATIFICATION:
            625 TO 649            70,718,618  18,967,801   6,097,069         Total Balance                              N/A
            650 TO 674            55,946,901  15,081,635   5,745,874         % Pool Balance
            675 TO 699            27,906,555   9,627,489   3,203,191         Ave. FICO
              700 PLUS            33,922,222   6,620,979   5,489,793         Ave. LTV
PROPERTY TYPE:                                                               % Full Docs
SINGLE-FAMILY DETACHED           293,161,564  69,453,871  25,545,807           LTV ABOVE 90 STRATIFICATION:
                   PUD                0            0           0             Total Balance                       68,166,541
                 CONDO            19,493,521   4,173,220   1,763,020         % Pool Balance                           15.28%
        3+ FAMILY DET.            2,216,078     530,380        0             Ave. FICO                                  657
    MANUFACTURED HOUSE                0            0           0             Ave. LTV                                 98.24%
                 OTHER            23,077,054   4,865,380   1,911,935         % Full Docs                              83.81%


PURPOSE

                        PURCHASE     137,619,217    28,055,288     4,367,389
             REFINANCE RATE/TERM      10,575,590     4,595,323     1,836,640
CASH OUT REFI (COF) BELOW 70 LTV      18,359,409     4,829,017     1,722,391
        COF WITH LTV 70.01 TO 75      12,004,255     2,940,046     1,628,621
        COF WITH LTV 75.01 TO 80      70,623,855    16,821,534     8,074,359
        COF WITH LTV 80.01 TO 85      23,296,863     4,171,686     3,942,152
        COF WITH LTV 85.01 TO 90      33,936,660     9,357,842     4,223,611
        COF WITH LTV 90.01 TO 95      10,844,685     3,096,933     1,889,572
       COF WITH LTV 95.01 TO 100      20,687,684     5,155,181     1,536,028
        COF WITH LTV 100.01 PLUS          0              0             0
                           OTHER          0              0             0
OCCUPANCY STATUS:
                  OWNER OCCUPIED     329,710,835    76,998,683    28,120,230
                        2ND HOME          0           159,063          0
                      INVESTMENT      8,237,383      1,865,104     1,100,531
                           OTHER          0              0             0
LOAN BALANCE
                    BELOW 50,000       491,938           0             0
            50,000.01 TO 100,000      25,718,979     3,713,588      375,090
           100,000.01 TO 150,000      57,420,479     9,936,399     2,595,873
           150,000.01 TO 200,000      62,916,074    14,072,949     4,369,446
           200,000.01 TO 400,000     147,473,926    39,833,988    16,066,854
           400,000.01 TO 500,000      31,489,347     8,436,375     4,061,599
           500,000.01 TO 600,000      8,763,714      1,562,607     1,065,000
         600,000.01 TO 1,000,000      3,673,761      1,466,944      686,900
          1,000,000.01 AND ABOVE          0              0             0
LOAN TERM
                       >30 YEARS          0              0             0
                        30 YEARS     337,948,217    79,022,850    29,220,762
                        20 YEARS          0              0             0
                        15 YEARS          0              0             0
                           OTHER          0              0             0


DOCUMENTATION TYPE

                FULL DOCUMENTATION     189,415,241    49,097,473    21,316,923
             LIMITED DOCUMENTATION          0              0             0
     STATED DOCS WITH LTV BELOW 70      8,665,653      1,995,164      521,153
  STATED DOCS WITH LTV 70.01 TO 75      5,838,029       811,736      1,112,354
  STATED DOCS WITH LTV 75.01 TO 80     101,090,509    14,878,265     3,614,021
  STATED DOCS WITH LTV 80.01 TO 85      8,401,030      2,359,124     1,268,165
  STATED DOCS WITH LTV 85.01 TO 90      13,423,863     5,685,477     1,010,241
  STATED DOCS WITH LTV 90.01 TO 95      3,259,582      1,606,165         0
 STATED DOCS WITH LTV 95.01 TO 100      3,772,235       916,631       231,844
 STATED DOCS WITH LTV ABOVE 100.01          0              0             0
                             OTHER      4,082,075      1,672,816      146,062
LIEN STATUS
                          1ST LIEN     337,948,217    79,022,850    29,220,762
    SECOND LIENS WITH LTV BELOW 85          0              0             0
 SECOND LIENS WITH LTV 85.01 TO 90          0              0             0
 SECOND LIENS WITH LTV 90.01 TO 95          0              0             0
SECOND LIENS WITH LTV 95.01 TO 100          0              0             0
SECOND LIENS WITH LTV ABOVE 100.01          0              0             0
INTEREST ONLY
           DOLLAR OF MORTGAGE TYPE     114,643,460    25,941,717    10,062,079
                         AVE. FICO         650            658           681
                          AVE. LTV        83.54          84.00         82.36
                     % STATED DOCS        44.59          20.57         4.87
                       % FULL DOCS        53.34          74.76         95.13


This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting Thvisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.